UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2008

MARVEL ENTERTAINMENT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-13638	13-3711775
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 Fifth Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 576-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective October 23, 2008, the board of directors of Marvel Entertainment, Inc. (the “Company”) approved and adopted amendments to the Company’s by-laws. A summary of the amendments follows.

• Section 2.4 of the by-laws was amended to provide that notice of annual and special meetings of stockholders may be sent to stockholders by any form of electronic transmission (to the extent permitted by applicable law).

• Section 2.6 of the by-laws was amended to provide new procedures for stockholders to use in nominating individuals for election to the board of directors or in proposing other business to be considered at meetings of stockholders. The new procedures do not affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

• Section 2.7 of the by-laws was amended to provide a process for establishing guidelines for the conduct of meetings of stockholders.

• Section 3.11 of the by-laws was amended to vest in the chairman of a committee of the Company’s board of directors the right to call a committee meeting at the committee chairman’s discretion or at the request of a majority of the committee members.

• Article 6 of the by-laws was amended with respect to the rights of directors and officers of the Company to indemnification and advancement of expenses and to clarify that no amendment of the indemnification or advancement provisions of the by-laws can reduce an indemnified person’s right to indemnification or advancement of expenses in connection with events that have already occurred.

• Article 9 of the by-laws was amended to clarify the treatment of uncertificated shares.

• In addition to the changes described above, the amended by-laws include revisions (1) to enhance clarity, including by removing repetitive or inconsistent passages, (2) to comply or be consistent with the Delaware General Corporation Law and the Company’s certificate of incorporation and (3) which constitute technical corrections and non-substantive changes.

The above description of the amendments to the by-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s by-laws as amended and restated on October 23, 2008, a copy of which is filed as Exhibit 3(ii) to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3(ii)	By-Laws of Marvel Entertainment, Inc., as amended and restated on October 23, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

By: /s/ John Turitzin
Name: John Turitzin
Title: Executive Vice President,
Office of the Chief Executive

Date: October 29, 2008

EXHIBIT INDEX

Exhibit No.	Description
3(ii)	By-Laws of Marvel Entertainment, Inc., as amended and restated on October 23, 2008